UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2013

MGIC Investment Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202

(Address of principal executive offices, including zip code)

(414) 347-6480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 4, 2013, the Company entered into an Amendment (the “Amendment”) to its Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of July 25, 2012, as amended, between the Company and Wells Fargo Bank, National Association, as successor Rights Agent.  The Company previously declared a dividend of one common share purchase right (a “Right”) for each outstanding share of common stock, $1.00 par value (the “Common Shares”), of the Company in connection with the adoption of the Rights Agreement.  Giving effect to the Amendment, each Right entitles the registered holder to purchase from the Company one-tenth of one Common Share, at a price of $14.00 per Common Share (equivalent to $1.40 for each one-tenth of a Common Share), subject to adjustment.  Prior to the Amendment, each Right entitled the registered holder to purchase from the Company one-half of one Common Share, at a price of $14.00 per Common Share (equivalent to $7.00 for each one-half of a Common Share), subject to adjustment.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2013, the Board approved amendments to section 3.12(b) of the Bylaws of the Company to conform to an amended Wisconsin statute that allows the Board to give greater authority to its committees.  As a result of the amendments, committees of the Board will be able to: (a) authorize distributions; (b) fill vacancies on the Board and any Board committee; (c) amend the articles of incorporation of the Company; (d) approve a plan of merger not requiring shareholder approval; (e) authorize or approve a reacquisition of shares of Company stock; and (f) authorize or approve the issuance or sale or contract for sale of shares of Company stock, or determine the designation and relative rights, preferences and limitations of a class or series of shares of Company stock.

The amendments are filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the actual text of the amendments.

The Amended and Restated Bylaws, as amended by the amendments described on this Current Report on Form 8-K of the Company, are filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01.                                        Other Events.

For purposes of the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 20, 2010 (Registration No. 333-166175) (the “Registration Statement”) of the Company, the Company’s computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2009, 2010, 2011 and 2012 is filed herewith as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(3.1)	Amendments to the Amended and Restated Bylaws of MGIC Investment Corporation

(3.2)	Amended and Restated Bylaws of MGIC Investment Corporation

(4.1)

Amendment to Amended and Restated Rights Agreement, dated as of March 4, 2013, between MGIC Investment Corporation and Wells Fargo Bank, National Association [Incorporated by reference to Exhibit (4.2) to Amendment No. 6 to the Registration Statement on Form 8-A/A of MGIC Investment Corporation (Commission File No. 1-10816)].

(12.1)	Computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2009, 2010, 2011 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: March 5, 2013	By:	/s/ Jeffrey H. Lane
Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

(3.1)	Amendments to the Amended and Restated Bylaws of MGIC Investment Corporation

(3.2)	Amended and Restated Bylaws of MGIC Investment Corporation

(4.1)

Amendment to Amended and Restated Rights Agreement, dated as of March 4, 2013, between MGIC Investment Corporation and Wells Fargo Bank, National Association [Incorporated by reference to Exhibit (4.2) to Amendment No. 6 to the Registration Statement on Form 8-A/A of MGIC Investment Corporation (Commission File No. 1-10816)].

(12.1)	Computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2009, 2010, 2011 and 2012.